Exhibit 10

BUILDER AGREEMENT

For good and valuable consideration the Builder/Title Conveyer (“BUILDER”) named below, upon acceptance by Lux Residential Warranty Program Inc, (“LRWP”) into its New Home Limited Warranty Program (“PROGRAM”) hereby agrees to comply with the provisions of this agreement as set forth in Schedule “A” hereto. This agreement together with its Schedule shall constitute a binding and enforceable relationship between the BUILDER and LRWP. This BUILDER registration is not transferable either directly or indirectly.

BUILDER OR TITLE CONVEYNOR TO PURCHASER:

__________________________________________________ (Hereinafter referred to as BUILDER.)

NAME

_________________________________________________________________________________

FULL ADDRESS	PROVINCE	POSTAL CODE

LRWP BUILDER STANDS FOR QUALITY. YOUR PURCHASER SERVICE RECORD IS IMPORTANT TO US.

DEDICATED TO UPGRADING THE INDUSTRY AND IMPROVING PURCHASER CONFIDENCE

DEFINITIONS OF TERMS USED HEREIN

•	“BUILDER ” shall mean a Builder enrolled under the LRWP
•	“LRWP ” shall mean the Lux Residential Warranty Program as set out in its Brochure called New Home Warranty Program as published at www.luxrwp.com
•	“PROGRAM ” shall mean the LRWP Program
•	“HOME ” shall mean a home built by a Builder registered under the LRWP and listed with the LRWP

REGISTRATION AND AGREEMENT

• Any information submitted by the BUILDER under the PROGRAM is warranted as true and accurate as of the date of an application under the PROGRAM.

• BUILDER will only enroll HOMES in the PROGRAM constructed in accordance with LRWP standards.

• BUILDER agrees to abide by all registration requirements, inspection, deficiencies, pre-closing orientation inspections, premium payments, fees and costs that may be part of the PROGRAM from time to time. BUILDER agrees to complete any and all “Punch Out” items agreed to in writing. BUILDER agrees to carry Commercial General Liability insurance that includes Completed Operations coverage with a Limit Liability of no less than $5,000,000.00, with Lux Residential Warranty Program Inc added as an insured. BUILDER warrants that all architects and engineers retained in connection with the construction of a HOME have comprehensive Errors and Omissions Insurance in effect with a Liability Limit of no less than $5,000,000.00 per occurrence.

• LRWP, may in its sole and unfettered discretion accept or reject any or all HOMES constructed by the BUILDER and submitted for inclusion under LRWP Warranty and the PROGRAM.

• The BUILDER cannot seek reimbursement of PROGRAM warranty fees from a Purchaser.

•	This Builder registration in the Program is not transferable.

ENROLLMENT

BUILDER agrees to indemnify and save LRWP harmless from any and all damage loss or cost that may result under the PROGRAM. Should BUILDER fail to enroll a HOME in the PROGRAM which later becomes subject to a claim or defect under the PROGRAM.

AGREEMENT ENFORCEMENT

This Agreement shall be governed by, and constructed in accordance with the laws of the Province of Ontario, Canada.

RELATIONSHIP

This Agreement shall not constitute or be considered a partnership, employer-employee relationship, joint venture, or agency between a BUILDER and LRWP. Neither party, nor any of their employees or agents, shall have the authority to bind or obligate the other party except as provided by this Agreement.

INVESTIGATION

BUILDER enrollment in the LRWP, constitutes a de facto authorization by BUILDER of any investigation by LRWP of the BUILDER'S activities and financial condition. LRWP may commence any such investigation at any time without notice to the BUILDER in order to determine that a BUILDER is in compliance with the technical competence and financial standards established by LRWP from time to time.

BUILDER DEFAULT

Should BUILDER be in default or fail to comply with any term of this Agreement, LRWP in its absolute discretion may terminate the Agreement without notice.

DISPUTE SETTLEMENT

Should a dispute arise hereunder, LRWP may in its absolute discretion arrange for conciliation proceedings in order to resolve said dispute. No basic charges shall be assessed the BUILDER in respect of any such proceeding. BUILDER agrees to pay extraordinary expenses. All conciliation decisions shall be binding on the BUILDER. Should a dispute occur between BUILDER and a Purchaser that cannot be resolved through conciliation, LRWP will arrange for binding third party arbitration.

BUILDER agrees to cooperate fully with the conciliation or arbitration service including, but not limited to, personally being available and making available for all of its employees, subcontractors, and design professionals at BUILDERS expense.

LRWP may however determine that the BUILDER'S customer relations issues are so excessive in relation to the BUILDERS volume of business that the Agreement will be terminated.

REGISTRATION / RE-CERTIFICATION FEES AND PREMIUMS

BUILDER agrees to pay LRWP an initial non-refundable PROGRAM membership fee as published from time to time by LRWP. This fee shall include initial enrollment charges for underwriting, inspection and approval. Premiums and fees shall include the following:

• Application Fee Shall Be Due. Upon execution and submission of BUILDERS Application and Agreement forms to LRWP.

• Home or Unit Registration Fee Shall Be Due. Upon completion and acceptance by LRWP of Home Registration Form.

BUILDING CODES

BUILDER warrants that all HOMES enrolled under LRWP will be constructed in accordance with local building, electrical, mechanical, and plumbing codes. Subject always to extraordinary recommendations of any engineer or architect utilized by BUILDER or construction quality standards published by LRWP. Where standards are not published by LRWP they shall be implied to be equal to or exceed local standard industry practice. BUILDER agrees to notify LRWP of any extraordinary design features that BUILDER intends to incorporate in HOMES to be built under the PROGRAM. LRWP reserves the right to deny inclusion in the PROGRAM of any HOME LRWP deems to have a defective design.

LRWP has reserved the right to make inspections to see that this standard is being upheld.

LRWP reserves the right to inspect at three times during the construction of a new home. Usually these inspections are performed before backfill, after framing but before drywall, and after completion of interior finishing.

WARRANTY OBLIGATIONS

BUILDER will, at its own expense, perform all warranty obligations determined to arise under this Agreement. BUILDER will do so upon receipt of written notice from the Purchaser. In the event that subject defect is not remedied to satisfaction of Purchaser, and the Purchaser commences a claim under the warranty coverage of the PROGRAM, LRWP shall have the right to absolute indemnification and reimbursement for any and all loss, cost and expense it ultimately becomes subject to as third party of a claim lodged against a BUILDER and/or its insurance carrier.

CERTIFICATION BY BUILDER

The undersigned represents that he/she is authorized to bind the corporation named below and is responsible for the subject matters of this Agreement. The corporation named below will be deemed the BUILDER herein, and as such agrees to perform all obligations of the BUILDER herein, including paying all fees and premiums in the name place and stead of the BUILDER, in respect of HOMES registered and included in the PROGRAM.

NOTICE OF CONSTRUCTION

BUILDER shall not commence construction of a HOME under the PROGRAM until such time as the BUILDER has provided written notice to LRWP of its intention to do so and paid all applicable PROGRAM fees. Notice must provide full and accurate details as required by this Agreement for it to be effective.

TERMINATION OF AGREEMENT

BUILDER or LRWP, may terminate this Agreement by giving not less than ninety (90) days prior written notice to the other party. Any such termination shall be subject to full payment of all outstanding fees and obligations hereunder. Any such notice must be given by Registered Mail or hand delivered. A signed receipt must be provided in either case. Fax or email notice is unacceptable.

IN WITNESS WHEREOF, BUILDER has caused this Agreement to be executed by its duly authorized and responsible officer or principal this _______________day of________________20_____.

Company (type or print) ________________________________________

By (print or type) ______________________________________________

Title ________________________________________________________

Authorized Signature____________________________________________________

---ACCEPTANCE BY LUX RESIDENTIAL WARRANTY PROGRAM INC. ---

ACCEPTED AND APPROVED THIS________DAY OF_____________20___.

BY________________________________________________________

AUTHORIZED SIGNATURE	ASO